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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 1998

                         COMMISSION FILE NUMBER: 1-6828

                               STARWOOD HOTELS &
                                    RESORTS
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                          (State or other jurisdiction
                               of incorporation)

                                     1-6828
                            (Commission file number)

                                   52-0901263
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD., SUITE 410
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

                               STARWOOD HOTELS &
                            RESORTS WORLDWIDE, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                     1-7959
                            (Commission file number)

                                   52-1193298
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD, SUITE 400
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

(a) Previous independent accountants.

      (i) On April 24, 1998, Starwood Hotels & Resorts (the "Trust") and Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation," and the Trust and the Corporation together the "Company") dismissed Coopers & Lybrand LLP as the Company's independent accountants.

      (ii) The reports of Coopers & Lybrand LLP on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The Audit Committee of the Board of Trustees of the Trust and the Audit Committee of the Board of the Directors of the Corporation participated in and approved the decision to change independent accountants.

      (iv) In connection with Coopers & Lybrand LLP's audits for the Company's two most recent fiscal years and through April 24, 1998, there have been no disagreements with Coopers & Lybrand LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of Coopers & Lybrand LLP would have caused them to make reference thereto in their report on the financial statements for such years.

      (v) During the Company's two most recent fiscal years and through April 24, 1998, there has been no reportable event as defined in Regulation S-K Item 304(a)(1)(v).

      (vi) The Company has requested that Coopers & Lybrand LLP furnish the Company with a letter addressed to the SEC stating whether or not Coopers & Lybrand LLP agrees with the above statements. A copy of such letter, dated May 1, 1998, is filed as Exhibit 16.1 to this report.

(b) New independent accountants.

      (i) The Company engaged Arthur Andersen LLP, the auditors of ITT Corporation and of Westin Hotels & Resorts Worldwide, Inc. and certain affiliates prior to such entities' acquisition by the Company, as the Company's new independent accountants as of April 24, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits.

              16.1  Letter of Coopers & Lybrand LLP dated May 1, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STARWOOD HOTELS & RESORTS

Date: May 1, 1998                         By: /s/ BARRY S. STERNLICHT
                                            ------------------------------------
                                            Barry S. Sternlicht
                                            Chairman and
                                            Chief Executive Officer

                                          STARWOOD HOTELS & RESORTS
                                                WORLDWIDE, INC.

Date: May 1, 1998                         By: /s/ RONALD C. BROWN
                                            ------------------------------------
                                            Ronald C. Brown
                                            Executive Vice President

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